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                                                                  EXHIBIT 10.22



                             EMPLOYMENT AGREEMENT

        This Agreement is made at Cleveland, Ohio, as of this 30th day of June 1992 by and between INSURx, Inc., an Ohio corporation, which with its successors and assigns is herein called "Corporation," and Michael J. Barone, who is herein called Employee."

        WITNESSETH:

        WHEREAS, through employment with Corporation, Employee will acquire special knowledge, experience and skill regarding Corporation's business methods and operations and will have access to Corporation's trade secrets, product specifications, pricing policies, customer lists, and other proprietary documents and confidential information;

        WHEREAS Employee and Corporation both desire to effect a written employment arrangement under the terms and conditions stated in this Agreement;

        WHEREAS, but for Employee's representations and covenants made in
Section 5 of this Agreement, Corporation would not employ Employee and, therefore, expressly to induce Corporation to employ Employee, Employee warrants that Employee fully understands and accepts the restrictive covenants in Section 5 hereof and agrees to be bound thereby.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises made in this Agreement and for other valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Corporation and Employee (herein collectively called the "Parties") hereby agree as follows:

        1. Employment. Upon the terms and conditions stated herein, Corporation hereby employs Employee who hereby accepts such employment.

        2. Term. The term of this Agreement (herein called the "Agreement Term") commences on the 30th day of June 1992 and shall continue until terminated as herein provided.

        3.  Compensation.

            3.1 (a) For all services rendered hereunder by Employee, Corporation shall pay Employee a basic annual salary (herein called the "Basic Salary") of Eighty-Six Thousand Six Hundred Twenty-Five Dollars ($86,625.00). In June, 1993 (and in each subsequent June if Employee remains in the employ of the Corporation), a review will be conducted by Corporation relative to Employee's performance and increases to Employee's Basic


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Salary for the succeeding calendar year will be considered at that time.

                 (b) Corporation shall also pay Employee a non-discretionary bonus as determined by Corporation's Board of Directors.

                 (c) Corporation shall also provide Employee with a car allowance of Two Hundred Fifty Dollars ($250.00) per month.

                 (d) Employee's reasonable and necessary business expenses will be reimbursed.

            3.2 In its sole discretion, Corporation may also pay Employee a bonus or bonuses based upon Employee's performance, attitude, productivity and overall contribution to the benefit of Corporation and the attainment of Corporation's goals and based further upon Coproration's general cash and financial position.

            3.3 Corporation's obligations under this Section 3 are expressly conditioned upon Employee's continued and faithful performance of and adherence to each and every covenant, warranty, representation, duty and obligation assigned to or made by Employee hereunder.

        4.  Employee's Duties, Responsibilities and Representations.

            4.1 Employee shall service the United States of America and shall serve as the Vice-President, Professional Relations and shall perform all duties and responsibilities incident thereto. Employee shall further perform all duties and responsibilities periodically assigned to Employee by Corporation, its President or other designated agent and consistent with Employee's position as an executive of Corporation.

            4.2 Employee shall devote full-time efforts and substantially Employee's entire business time, skill, labor, expertise and attention to performing and rendering exclusively for Corporation such services as are periodically required and assigned to Employee by Corporation, its President or other designated agent. Employee's expenditure of reasonable time for personal matters and/or charitable and other similar activities shall not constitute a breach of this Agreement, if Corporation determines that such acitvities do not interfere with the performance of Employee's duties and responsiblities hereunder.

        5.  Employee's Restrictive Covenants.

            5.1  Employee hereby acknowledges and agrees that:




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                 (a)  In order to hire Employee as an employee under this
Agreement, Corporation must expend substantial funds for additional personnel and office equipment;

                 (b) During Employee's Corporate employment, Employee will acquire special knowledge, experience and skill regarding Corporation's sales and business methods and activities, operations, services, products, customer and customer lists, financial records, trade secrets, business techniques and processes, price lists, product specifications, other Corporate documents, and features which must remain confidential;

                 (c) Employee's restrictive covenants under this Section 5 do not and shall not constitute an undue or unreasonable hardship to Employee, since such coveants will not restrict Employee's inherent skills or Employee's ability to obtain other employment;

                 (d) If employee breaches any or all of the restrictive covenants in this Section 5, Corporation shall suffer immediate and irreparable damage and harm, Corporation's remedies at law for Employee's breach will be inadequate (and Employee hereby waives the claim or defense that an adequate remedy at law is available), Corporation shall thereby be entitled to injunctive relief against Employee, and Employee hereby waives any requirement that Corporation post a bond or other security for such injunctive relief; and

                 (e) If Employee had not agreed to the restrictive covenants in this Section 5, Corporation would not have signed and executed this Agreement and would not have employed Employee hereunder.

        5.2 During the Agreement Term, Employee shall not directly or indirectly without Corporation's express prior approval:

                 (a) Disclose to any person, partnership or entity (other than Corporation) any of corporation's trade secrets, business or sales techniques or processes, product or service specifications, customer lists or customer records, price lists, financial information, business records, confidential documents, or any other proprietary or confidential information; or

                 (b) Own (partially or completely), operate, control, work or render services for in any capacity, advise or consult, be employed or engaged by, or represent any sole proprietorship, partnership, entity (other than Corporation) or business who or which is or may be competitive with Corporation's business and/or sales operations, services, products or methods.


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            5.3  For a period of one (1) year from and after the termination of this Agreement and the Agreement Term by either Party (for any reason, with or without cause), Employee shall not directly or indirectly:

                 (a) Sell competing products or competing services to, solicit the business of or render or perform any services to any sole proprietorship, partnership, entity or business who or which, during said one-year period, is a customer of Corporation;

                 (b) Own (partially or completely), operate, control, work for in any capacity, advise or consult, be employed or engaged by, or represent any sole proprietorship, partnership, entity or business who or which, during said one-year period, is or may be: (i) competitive with Corporation's business and/or sales operations, services, products or methods, and (ii) located within the United States of America, constituting that area in which Corporation presently performs substantial business transactions and activities; or

                 (c) Employ, engage, contract in any manner for the services of, or solicit the services of any person who, or during said one-year period, is an employee of Corporation.

            5.4 After termination of this Agreement and the Agreement Term by either Party (for any reason, with or without cause), Employee shall not directly or indirectly use for any purpose or disclose to any person, partnership or entity (other than Corporation) any of Corporation's trade secrets, business or sales techniques or processes, pricing policies, product or service specifications, customer lists or customer records, price lists, financial information, business records, confidential documents, or any other confidential or proprietary information. Employee acknowledges and agrees that, at all times, Employee holds as a trustee and fiduciary for Corporation all the documents, information and other items designated in this Section 5.4.

        6. Vacations. During each calendar year of the Agreement Term, Employee shall be entitled to three (3) weeks (120 hours) vacation, with full Basic Salary; provided, however, that Employee shall recieve 107.16 hours of accrued vacation through December 31, 1992; and provided further that:

            (a) Without Corporation's prior approval, all vacation time shall be non-cumulative and will be forfeited if not taken within eighteen (18) months following the accrual thereof; and

            (b) If Employee's employment is terminated prior to completion of any calendar year of the Agreement Term, Employee's vacation to which Employee is entitled hereunder shall be



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prorated in the same proportion that the number of months Employee actually worked during such calendar year bears to twelve months.

        7.  Fringe Benefits and Bonus Stock.

            7.1 During the Agreement Term, Employee may participate in corporate fringe benefit programs and plans in accordance with their terms, conditions and eligibility requirements which may be periodically changed by Corporation in its sole discretion. Additionally, during the term of this Agreement, the Corporation will pay the full annual premium on an annual renewable term life insurance contract, of Employee's choosing, for a face amount not to exceed $150,000.00. Employee acknowledges that said premium amount may constitute taxable income to Employee.

        8.  Termination.

            8.1 This Agreement and the Agreement Term shall be terminated upon the expiration of ninety (90) days after written notice is mailed (by ordinary United States mail) or personally delivered by the terminating Party to the other Party; provided, however, that if Corporation terminates this Agreement under this Section 8.1, during the twelve (12) month period commencing on the execution of this Agreement, Corporation shall continue to pay Employee's
Basic Salary under Secton 3.1 and fringe benefits under Section 7.1 for a period of nine (9) months following the delivery of such termination.

            8.2 Notwithstanding any contrary provision herein, this Agreement and the Agreement Term shall automatically and immediately terminate without notice or demand upon Employee's death, permanent disability, or mental or physical incapacity.

            8.3 Corporation may immediately terminate this Agreement and the Agreement Term at any time without notice or demand upon Employee's material breach or violation of any of Employee's obligations, duties, covenants, representations or warranties made in this Agreement, including (but not limited to) the covenants designated in Section 5.

            8.4 Upon termination of this Agreement by any Party for any reason, neither Corporation nor Employee shall have any further obligations hereunder except for duties, representations, promises or covenants herein which expressly extend beyond the Agreement Term, including (but not limited to) Employee's covenants designated in Section 5 and Employee's obligations designated in Section 9.



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             8.5  Employee acknowledges and agrees that the post
termination/severance benefits provided for pursuant to this Section 8 are provided in lieu of any similar such benefits provided for under the Employment Agreement (the "Prior Agreement") between Employee and its former employer INSURx, Inc., an Ohio corporation, dated June 15, 1987. Accordingly, Employee waives any and all rights which Employee may have with respect to any such benefits under the Prior Agreement, which Prior Agreement the parties agree and acknowledge has been terminated as of this date.

        9.  Corporate Documents and Other Property.

             9.1 All documents, records, papers, inventions, discoveries, patents, product design improvements, drawings, blueprints, data, letters, financial information, ledgers, reports, customer lists, customer records and any other written information regarding Corporation or its businesses developed, acquired or conceived by Employee during the Agreement Term shall (at all times) be and remain Corporation's exclusive property.

             9.2 Upon termination of this Agreement and the Agreement Term by either Party (for any reason, with or without cause) or upon Corporation's request, Employee shall immediately disclose and deliver to Corporation all the documents and items described in Section 9.1 and Employee shall neither make nor retain any copies thereof.

        10.  Jurisdiction and Venue.

             10.1 This Agreement is signed, executed and consummated in the City of Cleveland, County of Cuyahoga, State of Ohio, and Ohio's laws shall govern all disputes, controversies and litigation arising hereunder.

             10.2 Corporation and Employee hereby agree that exclusive venue for all disputes, controversies and litigation arising under this Agreement lies with the courts of Cuyahoga County, Ohio.

             10.3 For all disputes, controversies and litigation arising under this Agreement, Corporation and Employee hereby (jointly and individually) submit to the personal jurisdiction of the Cuyahoga County, Ohio Courts.

        11.  Prohibition Against Alienation.

             11.1 Employee's duties, obligations and services rendered under this Agreement are personal in nature and are unique to Employee. Therefore, without Corporation's prior written consent, Employee shall not assign, transfer, sell or



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encumber this Agreement or Employee's duties, obligations, rights or interests hereunder.

            11.2 If Employee attempts to effect any such sale, assignment, encumbrance or transfer without Corporation's prior written approval, Corporation shall thereupon have the continuing right and option to terminate this Agreement at any time, without notice or demand.

        12. Miscellaneous.

            12.1 This Agreement constitutes the entire agreement between Corporation and Employee regarding the subject matter hereof and all prior written or oral negotiations, representations, arrangements and/or agreements regarding the subject matter herein are merged into and superseded by this Agreement. Corporation and Employee acknowledge that there are no oral or other written understandings, arrangements and/or agreements between the Parties relating to the suject matter of this Agreement.

            12.2 All provisions of this Agreement are severable and no provision hereof shall be affected by the invalidity of any other such provision.

            12.3 No action by Corporation or Employee and no refusal or neglect of Corporation or Employee to exercise any right hereunder or to enforce compliance with the terms of this Agreement shall constitute a waiver of any provision herein with respect to any violations, actions or omissions hereunder, unless such waiver is expressed in writing by the waiving party.

            12.4 This Agreement may be amended, altered or changed only through a written document signed by Employee and Corporation.

            12.5 For purposes of this Agreement, the singular includes the plural and vice-versa and the feminine, masculine and neuter include each other.


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        IN WITNESS WHEREOF, the Parties hereto have set their hands as of the day and year first above written.


In the presence of:                            INSURx, INC.


/s/ Dennis D. Pijor                            By: /s/  Mark H. Emery
- --------------------------------                   --------------------------
(Signature of First Witness)
                                               Title: /s/  Asst. Treasurer
/s/ Mark Altieri                                      -----------------------
- --------------------------------
(Signature of Second Witness)

/s/ Dennis D. Pijor
- --------------------------------               EMPLOYEE
(Signature of First Witness)

/s/ Rebecca L. Baumgardner                      /s/  Michael J. Barone
- --------------------------------               ------------------------------
(Signature of Second Witness)                  Michael J. Barone








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